UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 7, 2006


                            TOWER TECH HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                      0-31313             88-0409160
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


             980 MARITIME DRIVE, SUITE 6, MANITOWOC, WISCONSIN 54220
               (Address of principal executive offices) (Zip Code)


                                 (920) 684-5531
               Registrant's telephone number, including area code

                           BLACKFOOT ENTERPRISES, INC.
              6767 W. TROPICANA AVENUE, SUITE 207, LAS VEGAS, 89103
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------------------------

On November 18, 2005, Blackfoot Enterprises, Inc. (the "Company") entered into a Share Exchange Agreement with Tower Tech Systems, Inc. ("Tower Tech") and its shareholders, providing for the acquisition of the issued and outstanding capital stock of Tower Tech in exchange for 25,250,000 newly issued shares of the Company (the "Acquisition").

On February 6, 2006 (the "Closing Date"), the transaction closed and Tower Tech became a wholly owned subsidiary of the Company. Upon closing, the Company is no longer deemed to be a "shell company" as defined under defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act").

The Company filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of February 7, 2006, changing its name from Blackfoot Enterprises, Inc. to Tower Tech Holdings Inc. and increasing the authorized capital stock of the Company to consist of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share (the "Certificate of Amendment"). The Certificate of Amendment is furnished herewith as Exhibit 3.1 and is incorporated by reference herein. The Company obtained written consent to the transaction and the name change from the holders of approximately 51% of its issued and outstanding shares of common stock in lieu of a meeting of stockholders.

As a result of the name change, the new trading symbol is "TWRT" and the new CUSIP number for the common stock is 891861 10 6.

In exchange for the Company acquiring 100% of the issued and outstanding shares of the common stock of Tower Tech, at closing, the shareholders of Tower Tech received an aggregate of 25,250,000 shares of the Company's common stock. Accordingly, the former Tower Tech shareholders now own 72.1% of the Company's 35,000,000 outstanding shares.

Also upon closing, all of then existing members of the Board of Directors of the Company resigned, expanded the board to five members, and appointed Christopher
C. Allie, Daniel P. Wergin, Terence P. Fox, Raymond L. Brickner III, and Samuel
W. Fairchild as directors. The new board of directors elected the following officers:

     Christopher C. Allie - President and Chairman of the Board
     William McClellan - Vice President and Operations Manager
     Terence P. Fox - Vice President, Secretary and General Counsel

Following is disclosure regarding Tower Tech. From and after the Closing Date, the operations of Tower Tech are the only operations of the Company.

                             DESCRIPTION OF BUSINESS

Tower Tech was incorporated in Wisconsin on October 13, 2003. Tower Tech engineers and manufactures wind turbine extension towers. It has already manufactured the country's tallest tower, erected in the State of Wyoming. Tower Tech currently has a production contract with Vestas Towers Inc., pursuant to which Tower Tech has become an exclusive tower supplier to Vestas. Vestas Towers Inc. is part of Vestas Wind Systems A/S, a company based in Denmark whose stock is traded on the Copenhagen Stock Exchange. Under the terms of the agreement, Vestas supplies Tower Tech with certain fabrication and production support and a minimum number of towers to construct for each year of the agreement at agreed upon prices for labor and materials. Tower Tech has agreed to furnish the towers and not manufacture for any other company unless allowed under the agreement. Tower Tech is negotiating with Vestas Towers regarding certain changes it would like to be made to the contract, including the ability to manufacture for others.

Tower Tech leases, or has options to lease, more than 700,000 square feet of heavy manufacturing under roof. It currently occupies 190,000 square feet, with an additional 40,000 square feet of administrative and engineering space available above its current offices. The manufacturing facility has direct rail and highway access, as well as a deep water shipping channel with direct access to Lake Michigan. Tower Tech can uniquely offer wind tower support structure, monopile, and turbine structure fabrication and assembly all in one location. The production plant features high definition plasma and oxy-fuel contour plate beveling by ALLtra Corporation, automated plate rolling by FACCIN USA, and tandem wire submerged welding units by Miller Electric Mfg. Co. Tower Tech currently has a production capacity of 300 towers per year and plans to expand to 400-500 towers per year by 2009.

ANTICIPATED OPERATIONS FOLLOWING THE ACQUISITION

It is anticipated that following the completion of the Acquisition, Tower Tech will continue with its existing operations.

EMPLOYEES

At November 30, 2005, Tower Tech employed 69 full-time employees. Tower Tech believes that its relationship with its employees is good.

FACILITIES

Tower Tech's headquarters and manufacturing facility are located in Manitowoc, Wisconsin. Tower Tech leases approximately 6,900 square feet of office space and 156,500 square feet of manufacturing space, which is adequate for its purposes for the next 12 months. The lease expires on December 31, 2009, with five 5-year options to renew.

LEGAL PROCEEDINGS

From time to time, Tower Tech anticipates that it may be involved in litigation relating to claims arising out of its operations in the normal course of business. Tower Tech currently is not a party to any legal proceedings.

                                  RISK FACTORS

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. The Company and Tower Tech will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

RISKS RELATED TO TOWER TECH

TOWER TECH IS A DEVELOPMENT STAGE COMPANY WITH A LIMITED OPERATING HISTORY THAT MAKES IT IMPOSSIBLE TO RELIABLY PREDICT FUTURE GROWTH AND OPERATING RESULTS.

Tower Tech has not demonstrated that it can:

    o    manufacture products in a manner that will enable it to be profitable;
    o establish many of the business functions necessary to operate, including sales, marketing, administrative and financial functions, and establish appropriate financial controls; or
    o    respond effectively to competitive pressures.

TOWER TECH HAS INCURRED OPERATING LOSSES SINCE INCEPTION.

Since its inception in 2003, Tower Tech has incurred losses every quarter. The extent of Tower Tech's future operating losses and the timing of profitability are highly uncertain, and it may never achieve or sustain profitability. Tower Tech has incurred a significant net loss for the nine months ended September 30, 2005 of $2,038,084. At September 30, 2005, Tower Tech had an accumulated deficit of approximately $2.8 million. Tower Tech anticipates that it will continue to incur operating loses for the foreseeable future and it is possible that Tower Tech will never generate substantial revenues from product sales.

TOWER TECH'S FUTURE CAPITAL NEEDS ARE UNCERTAIN. THE COMPANY MAY NEED TO RAISE ADDITIONAL FUNDS IN THE FUTURE AND THESE FUNDS MAY NOT BE AVAILABLE ON ACCEPTABLE TERMS OR AT ALL.

The Company believes that Tower Tech's current cash will not be sufficient to meet projected operating requirements for at least the next 12 months. It is likely that the Company and/or Tower Tech may seek additional funds from public and private stock offerings, borrowings under credit lines or other sources. Tower Tech's capital requirements will depend on many factors, including:

    o    the revenues generated by sales of products that it manufactures;
    o    the costs required to develop its manufacturing processes;
    o    the expenses it incurs in manufacturing and selling its products;
    o    the costs associated with any expansion;
    o    the costs associated with capital expenditures; and
    o the number and timing of any acquisitions or other strategic transactions.

As a result of these factors, the Company may need to raise additional funds, and these funds may not be available on favorable terms, or at all. Furthermore, if the Company issues equity or debt securities to raise additional funds, its existing shareholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of its existing shareholders. If the Company cannot raise funds on acceptable terms, it may not be able to develop or enhance Tower Tech's products, execute its business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated customer requirements.

TOWER TECH'S SUCCESS WILL DEPEND ON ITS ABILITY TO ATTRACT AND RETAIN KEY PERSONNEL AND SCIENTIFIC STAFF.

Tower Tech believes future success will depend on its ability to manage its growth successfully, including attracting and retaining skilled personnel for its manufacturing operations. Hiring qualified management and technical personnel may be difficult due to the limited population base surrounding Manitowoc, Wisconsin. If Tower Tech fails to attract and retain personnel, particularly management and technical personnel, it may not be able to continue to succeed in its planned operations.

IF TOWER TECH DOES NOT EFFECTIVELY MANAGE ITS GROWTH, ITS BUSINESS RESOURCES MAY BECOME STRAINED AND ITS RESULTS OF OPERATIONS MAY BE ADVERSELY AFFECTED.

Tower Tech expects to increase its total headcount subsequent to the Acquisition. This growth will be proportionate to expansion of manufacturing capabilities. This may provide challenges to the Tower Tech's organization and may strain its management and operations. Tower Tech may misjudge the amount of time or resources that will be required to effectively manage any anticipated or unanticipated growth in its business or it may not be able to attract, hire and retain sufficient personnel to meet its needs. If Tower Tech cannot scale its business appropriately, maintain control over expenses or otherwise adapt to anticipated and unanticipated growth, its business resources may become strained, it may not be able to deliver proposed products in a timely manner and its results of operations may be adversely affected

TOWER TECH IS SUBJECT TO POTENTIAL PRODUCT LIABILITY AND OTHER CLAIMS AND IT MAY NOT HAVE THE INSURANCE OR OTHER RESOURCES TO COVER THE COSTS OF ANY SUCCESSFUL CLAIM.

Defects in Tower Tech's products could subject it to potential product liability claims that its products caused some harm to the human body. Tower Tech's product liability insurance may not be adequate to cover future claims. Product liability insurance is expensive and, in the future, may not be available on terms that are acceptable to Tower Tech, if it is available to it at all. Plaintiffs may also advance other legal theories supporting their claims that Tower Tech's products or actions resulted in some harm. A successful claim brought against Tower Tech in excess of its insurance coverage could significantly harm its business and financial condition.

RISKS RELATED TO CAPITAL STRUCTURE

THERE IS NO ASSURANCE OF AN ESTABLISHED PUBLIC TRADING MARKET.

Although the Company's common stock trades on the OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Company's common stock will be influenced by a number of factors, including:

    o the issuance of new equity securities pursuant to the Acquisition, or a future offering;
    o    changes in interest rates;
    o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
    o    variations in quarterly operating results;
    o    change in financial estimates by securities analysts;
    o    the depth and liquidity of the market for the Company's common stock;
    o investor perceptions of the Company and the technologies industries generally; and
    o    general economic and other national conditions.

THE COMPANY'S COMMON STOCK COULD BE CONSIDERED A "PENNY STOCK."

The Company's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under
Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or
(iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

BROKER-DEALER REQUIREMENTS MAY AFFECT TRADING AND LIQUIDITY.

Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Company's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

FOLLOWING THE ACQUISITION, THE FORMER PRINCIPAL SHAREHOLDERS OF TOWER TECH WILL HAVE SIGNIFICANT INFLUENCE OVER THE COMPANY.

The officers and directors of Tower Tech will beneficially own, in the aggregate, 65% of the Company's outstanding voting stock following the Acquisition. As a result, these former principal shareholders of Tower Tech will possess significant influence over the Company, giving them the ability, among other things, to elect a majority of the Company's Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control of the Company, impeding an acquisition, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company.

THE COMPANY DOES NOT FORESEE PAYING CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

The Company has not paid cash dividends on its stock and does not plan to pay cash dividends on its stock in the foreseeable future.

      ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE ACQUISITION

The Company will assume Tower Tech's assets and liabilities following the Acquisition. Tower Tech's management anticipates that after giving effect to the Acquisition, substantial additional capital will be required to implement its business plan. However, there can be no assurance that management will be successful. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our shareholders will be reduced, shareholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm its business, results of operations and financial condition.

                          SUMMARY FINANCIAL INFORMATION

The following gives a summary of the most recent balance sheet data of Blackfoot as of September 30, 2005 and as of December 31, 2004 and the statements of operations data of Blackfoot for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

Statement of Operations                                    Blackfoot                         Blackfoot
                                                     Nine month period ended                 Year ended
                                                       September 30, 2005                 December 31, 2004

Revenue.....................................         $              --                   $              --
Net Loss....................................         $          (4,612)                  $          (7,303)
Net Loss Per Share..........................         $           (0.00)                  $           (0.00)

                                                             At                                  At
Balance Sheet                                        September 30, 2005                  December 31, 2004


Total Assets................................         $              --                   $              --
Total Liabilities...........................         $          44,742                   $          40,130
Shareholders' Deficit.......................         $         (44,742)                  $         (40,130)

The following gives a summary of the most recent balance sheet data of Tower Tech as of September 30, 2005 (unaudited) and as of December 31, 2004 and the statements of operations data of Tower Tech for the nine months ended September 30, 2005 (unaudited) and the year ended December 31, 2004.

Statement of Operations                                  Tower Tech                          Tower Tech
                                                     Nine months ended                       Year ended
                                                     September 30, 2005                  December 31, 2004
                                                        (unaudited)
Revenue                                              $       1,144,353                   $             --
Net Loss                                             $      (2,038,084)                  $       (752,699)
Net Loss Per Share- Basic and
   Diluted                                           $          (4,076)                  $         (1,955)

                                                             At                                  At
Balance Sheet                                        September 30, 2005                  December 31, 2004
                                                         (unaudited)

Total Assets                                         $       3,116,088                   $      2,105,219
Total Liabilities                                    $       5,508,394                   $      2,615,441
Total Stockholders' Deficit                          $      (2,392,306)                  $       (510,222)

This information is only a summary. You should also read the historical information, management's discussion and analysis and related notes of the Company contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the nine month period ended September 30, 2005 and the annual report on Form 10-KSB for the fiscal year ended December 31, 2004.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of the Company will be once the Acquisition is concluded.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF TOWER TECH'S FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

THE FOLLOWING DISCUSSION OF TOWER TECH'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS SHOULD BE READ IN CONJUNCTION WITH ITS FINANCIAL STATEMENTS AND THE RELATED NOTES, AND THE OTHER FINANCIAL INFORMATION INCLUDED HEREIN.

FORWARD-LOOKING STATEMENTS

THE FORWARD-LOOKING COMMENTS CONTAINED IN THIS DISCUSSION INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE DISCUSSED HERE DUE TO FACTORS SUCH AS, AMONG OTHERS, LIMITED OPERATING HISTORY, DIFFICULTY IN DEVELOPING AND REFINING MANUFACTURING OPERATIONS, AND COMPETITION. ADDITIONAL FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES CAN BE FOUND IN THE FOLLOWING DISCUSSION, AS WELL AS IN THE "RISK FACTORS" SET FORTH ON PAGE 4.

OVERVIEW

Tower Tech engineers and manufactures wind turbine extension towers. Since its inception in October 2003, it has become a fully functioning manufacturer of wind towers and monopiles. In February 2005, Tower Tech built the largest wind tower in the country to specifications, erected in Wyoming. Tower Tech entered into a Tower Production Agreement in May 2005 with Vestas Towers Inc., pursuant to which Tower Tech has become an exclusive tower supplier to Vestas. Vestas Towers Inc. is part of Vestas Wind Systems A/S, a company based in Denmark whose stock is traded on the Copenhagen Stock Exchange. Under the terms of the agreement, Vestas supplies Tower Tech with certain fabrication and production support and a minimum number of towers to construct for each year of the agreement at agreed upon prices for labor and materials. Tower Tech has agreed to furnish the towers and not manufacture for any other company unless allowed under the agreement.

Tower Tech has a limited history of operations and, through September 30, 2005, it had generated limited revenues from its manufacturing operations. However, management believes that the chances for success are good, as wind energy is the fastest growing electricity-generating technology in the world, according to the Department of Energy's National Renewable Energy Laboratory in December 2004.

Tower Tech has been unprofitable since its inception in October 2003 and expects to incur substantial additional operating losses for at least the foreseeable future as it continues to refine its manufacturing processes. Accordingly, its activities to date are not as broad in depth or scope as the activities it may undertake in the future, and its historical operations and financial information are not necessarily indicative of its future operating results. It has incurred net losses since inception. As of September 30, 2005, its accumulated deficit was approximately $2.8 million.

The report of Tower Tech's independent registered certified public accounting firm on the financial statements for the year ended December 31, 2004, includes an explanatory paragraph relating to the uncertainty of Tower Tech's ability to continue as a going concern. Tower Tech has suffered losses from operations and had a shareholders' deficit of $510,222 as of December 31, 2004. These factors raise substantial doubt about Tower Tech's ability to continue as a going concern. There can be no assurance that it will be able to reach a level of operations that would finance its day-to-day activities.

Tower Tech has financed its operations and internal growth primarily through capital contributed by shareholders and borrowing from both shareholders and financial institutions. Management believes that Tower Tech has exhausted its ability to borrow additional funds and that additional capital for its operations would have to be raised through the sale of equity. Accordingly, management sought the proposed Acquisition, as management believes it will enhance its ability to raise additional capital.

CRITICAL ACCOUNTING POLICIES

The discussion and analysis of Tower Tech's financial condition and results of operations are based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosure of contingent assets and liabilities. Management reviews its estimates on an on going basis. Management bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions. While Tower Tech's significant accounting policies are described in more detail in Note 1 to its financial statements, management believes the following accounting policies to be critical to the judgments and estimates used in the preparation of its financial statements:

REVENUE RECOGNITION. Tower Tech recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured. Customer deposits and other receipts are generally deferred and recognized when earned. Revenue is recognized on a contract-by-contract basis. Depending on the terms of the contract, revenue may be earned via building of tower sections, building of complete towers, or modification to existing towers or sections.

INVENTORIES. Inventories are stated at the lower of cost, determined on the first-in, first-out (FIFO) basis, or market.

PROPERTY, EQUIPMENT AND DEPRECIATION. Property and equipment are stated at cost. Expenditures for additions and improvements are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently as incurred. Properties sold or otherwise disposed of are removed from the property accounts, with gains or losses on disposal credited or charged to operations.

Depreciation, for financial reporting purposes, is provided over the estimated useful lives of the respective assets, which range from 5 to 15 years, using the straight-line method. For income tax purposes, accelerated depreciation methods are used.

RESEARCH AND DEVELOPMENT. Research and development costs are expensed as incurred. Assets that are acquired for research and development activities and have alternative future uses in addition to a current use are included in equipment and depreciated over the assets' estimated useful lives. Research and development costs consist primarily of contract engineering costs for outsourced design or development, equipment and material costs relating to all design and prototype development activities.

RECENTLY ISSUED ACCOUNTING STANDARDS

In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, INVENTORY Costs (SFAS No. 151), which amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, SFAS No. 151 requires that the allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. Tower Tech is currently evaluating the provisions of SFAS No. 151 and will adopt it on January 1, 2006 as required. Tower Tech does not expect that the adoption of SFAS No. 151 will have a material impact on its future fiscal year results.

RESULTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

REVENUES. Tower Tech recognized its first revenue from sales in March 2005. For the nine months ended September 30, 2005, net sales were $1,144,353. Cost of sales exceeded revenues due to extraordinary start-up and ramp-up costs.

PRODUCT DEVELOPMENT EXPENSES. Product development expenses consist primarily of contract engineering costs for outsourced design or development, equipment and material costs relating to all design and prototype development activities. For the nine months ended September 30, 2005, these expenses were $34,780, as compared to $1,458 for the comparable period in 2004. Management expects these costs to vary in direct proportion to sales until such time as Tower Tech is operating at full capacity.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased $159,089 to $445,309 for the nine months ended September 30, 2005 from $286,220 for the comparable 2004 period. This increase is primarily the result of ramp-up activities in association with the Vestas contract, as well as legal and accounting expenses directly related to the transaction with the Company. As a result of the planned business combination with the Company and the process of becoming a public company, we anticipate that our general and administrative expenses will substantially increase.

INTEREST EXPENSE. Interest expense was $143,659 for the nine months ended September 30, 2005, compared to $27,855 for the comparable 2004 period. The increase was due to increases in corporate debt incurred to fund ramp-up and administrative costs as explained above.

NET LOSS. Net loss increased by $1,722,551 to $2,038,084 for the nine months ended September 30, 2005 from a net loss of $315,533 for the comparable 2004 period. The larger net loss is largely a result of what management believes are one-time costs incurred in the ramp-up process and administrative costs associated with the contemplated Acquisition transaction.

YEARS ENDED DECEMBER 31, 2004 AND 2003

Tower Tech had virtually no activity during the period from inception (October 17, 2003) to December 31, 2003. In 2004, it undertook the retrofitting of its physical plant, addition of equipment, and manufacture of prototype tower sections. Accordingly, it incurred product development expenses of $176,431 and selling, general and administrative expenses of $520,731.

LIQUIDITY AND CAPITAL RESOURCES

Tower Tech has financed its operations since inception primarily through capital contributed by shareholders and borrowing from both shareholders and financial institutions. During 2004, shareholders contributed capital of $267,925 and loaned approximately $1,633,000 to Tower Tech. During the nine months ended September 30, 2005, shareholders contributed capital of $156,000 and loaned approximately $1,286,000 to Tower Tech. Borrowing from financial institutions provided cash of $346,000 and $2,475,000 for the year ended December 31, 2004 and the nine months ended September 30, 2005, respectively.

At December 31, 2004, Tower Tech had no cash and a working capital deficiency of $2,283,054. At September 30, 2005, Tower Tech had $55,500 of cash and a working capital deficiency of $3,748,678. Also at September 30, 2005, notes in the amount of $625,000 were in default.

To address its need for additional capital, Tower Tech obtained a commitment for funding pursuant to the terms of a convertible debenture in the amount of $6,000,000, bearing interest at 7% per annum. Funding was to be contingent upon the completion of the Acquisition. As of the date of this report, Tower Tech does not know if this commitment will be fulfilled and is looking at other financing alternatives. Proceeds from any funding that is obtained is intended to be used in part to pay off all short-term financing, including notes that were in default at September 30, 2005.

Tower Tech expects to continue to incur negative cash flows and net losses for at least the foreseeable future. Based upon our current plans, management believes that proceeds of the convertible debenture financing will be sufficient to meet its operating expenses and capital requirements through December 2006. However, changes in Tower Tech's business strategy, relationship with Vestas, or marketing plans or other events affecting its operating plans and expenses may result in the expenditure of existing cash before that time. If this occurs, Tower Tech's ability to meet its cash obligations as they become due and payable will depend on the Company's ability to sell securities, borrow funds or some combination thereof. The Company may not be successful in raising necessary funds on acceptable terms, or at all.

OFF-BALANCE SHEET ARRANGEMENTS

As of September 30, 2005, Tower Tech had no off-balance sheet arrangements.

                         PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma combined financial statements, which were an exhibit to the Company's definitive information statement filed on January 18, 2006, give effect to the Acquisition and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of Tower Tech and notes thereto for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005. The historical results of the Company are incorporated by reference to its Form 10-KSB for the year ended December 31, 2004 and its Form10-QSB for the quarter ended September 30, 2005. The transaction is being treated as a reverse acquisition and a recapitalization. Tower Tech is the acquirer for accounting purposes. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.

            DIRECTORS AND SENIOR MANAGEMENT FOLLOWING THE ACQUISITION

Following completion of the Acquisition, the existing members of the Board of Directors of the Company resigned. The new management and directors include:

CHRISTOPHER C. ALLIE (57) - President and Chairman of the Board of Directors. Mr. Allie has served in these positions with Tower Tech since its inception in October 2003. In addition, he has owned for more than 30 years a real estate development firm with commercial and industrial holdings throughout northeast Wisconsin. Mr. Allie received his bachelor's degree in economics from the University of Wisconsin. Mr. Allie also sits on the board of the Rahr West Art Museum and the Rahr West Foundation.

WILLIAM MCCLELLAN (48) - Vice President and Operations Manager. Mr. McClellan joined Tower Tech in October 2003. Prior to that, he served as General Manager of RBA, Inc., a heavy fabrication, welding, and machining company located in Manitowoc, Wisconsin, from July 2000 to September 2003. He has nearly 30 years in the heavy manufacturing industry. Mr. McClellan has been an active member of the American Society of Mechanical Engineers for more than 15 years.

TERENCE P. FOX (50) - Vice President, Secretary, General Counsel and Director. Mr. Fox has served in these positions with Tower Tech since its inception. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1989. Mr. Fox graduated from the University of Wisconsin - Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the board of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin, area.

DANIEL P. WERGIN (64) - Director. He has served in this position with Tower Tech since June 2005. He has also been the President of Choice, Inc., a real estate investment and development company based in Manitowoc, Wisconsin, since 1970. Mr. Wergin has specialized in real estate development, leasing, and 1031 exchanges. He has been a member of the National Association of Realtors and its Certified Commercial Investment Division since 1975.

RAYMOND L. BRICKNER III (49) - Director. Mr. Brickner has served as a director of Tower Tech since its inception. He is also an on-site operations consultant for Tower Tech. He is the founder, owner, and president of RBA, Inc., which has been engaged in heavy metal fabrication since 1985. RBA, Inc. has been a direct supplier and fabricator for Manitowoc Crane Group, one of the world's largest producers and suppliers of heavy duty construction "mega" cranes.

SAMUEL W. FAIRCHILD (51) - Director. Mr. Fairchild has served as a director of Tower Tech since November 2005. He is a founder of inLine Technology Corporation, a company based in Skillman, New Jersey, whose mission is to identify, refine, and promote technologies that provide significant financial benefits to the end-user while improving the state of our environment. He has been a director and financial advisor to inline Technology since October 2004. Mr. Fairchild has also been the President of the Tadpole Group, an investment portfolio holding company focused on harvesting value from transformation, since August 2004. He has also been Managing Director of Theseus Capital Partners, an investment advisory firm, since August 2004. Prior to founding Theseus in 2004, Mr. Fairchild led the Global Government, Transport & Infrastructure Group of PA Consulting Group, a role he assumed in 1999 as a result of PA's acquisition of GKMG Consulting Services, a strategic consulting firm he founded in 1992. He has also served in the White House as senior advisor to President Reagan and Vice President Bush for Transportation Policy, and was George Bush's Acting Assistant Secretary of Transportation for Policy and International Affairs. Following his government service, Mr. Fairchild was a member of the management group at the Carlyle Group, where he established BDM International's Transportation Division before BDM was sold to TRW, Inc. Since May 1996, Mr. Fairchild has been the Chairman of the Board of Schiphol North America, the owner of JFK's $1.4 billion Terminal Four and the international arm of Amsterdam Airport Schiphol's Schiphol Group.

                             EXECUTIVE COMPENSATION

The table below sets forth information regarding the remuneration of our chief executive officer during our fiscal year ended December 31, 2004. There were no executive officers whose total annual salary and bonus equaled or exceeded $100,000.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------

                                                                          LONG TERM COMPENSATION
                                                                   --------------------------------------
                                ANNUAL COMPENSATION                         AWARDS             PAYOUTS
----------------------------------------------------------------------------------------------------------------------
                                                         OTHER     RESTRICTED   SECURITIES
    NAME AND                                            ANNUAL        STOCK     UNDERLYING      LTIP       ALL OTHER
    PRINCIPAL      FISCAL                               COMPEN-      AWARD(S)    OPTIONS/      PAYOUTS      COMPEN-
    POSITION        YEAR    SALARY ($)    BONUS ($)    SATION ($)      ($)       SARS (#)        ($)       SATION($)
----------------------------------------------------------------------------------------------------------------------
 Christopher C.     2004        -0-          -0-          -0-          -0-          -0-          -0-          -0-
Allie, President
----------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

There are no employment agreements with any of the officers.

COMPENSATION OF DIRECTORS

There are no compensation arrangements in place.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                      MANAGEMENT FOLLOWING THE ACQUISITION

The following table sets forth information with respect to the beneficial ownership of our common stock owned after giving effect to the Acquisition by:

    o each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
    o    each of our executive officers;
    o    each of our directors; and
    o    all of our executive officers and directors as a group.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Acquisition by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.


                                                                         AMOUNT OF             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP         CLASS

DIRECTORS AND EXECUTIVE OFFICERS:

Christopher C. Allie (1)<F1>                                             5,687,500                16.25%
President and Chairman of the Board of Directors
980 Maritime Drive, Suite 6
Manitowoc, WI 54220



                                       16


                                                                         AMOUNT OF             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP         CLASS
Raymond L. Brickner III (2)<F2>                                          5,687,500                16.25%
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Daniel P. Wergin (3)<F3>                                                 5,687,500                16.25%
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Terence P. Fox (4)<F4>                                                   5,687,500                16.25%
Vice President, Secretary, General Counsel and Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

William McClellan                                                            0                      --
Vice President and Operations Manager
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Samuel W. Fairchild                                                          0                      --
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

All directors and executive officers                                     22,750,000               65.00%
as a group (6 persons)

FIVE PERCENT STOCKHOLDERS:

Integritas, Inc.                                                         2,500,000                 7.14%
1135 Terminal Way
Reno, NV 89502

------------------

(1)<F1> Includes 1,000,000 shares held by Peter C. Allie, 1,000,000 shares held by Alex C. Allie, and 1,000,000 shares held by Stacey C. Culligan, all of whom are the children of Christopher C. Allie.

(2)<F2> Includes 4,687,500 shares held by Raymond L. Brickner III and Debra L. Brickner Irrevocable Trust Dated May 1, 2005, of which Raymond Brickner is the trustee with full authority to vote and/or dispose of the shares.

(3)<F3> Includes 2,000,000 shares held by Wergin Family Dynasty Trust 2005, of which Terence P. Fox is the trustee with full authority to vote and/or dispose of the shares.

(4)<F4> Includes 2,000,000 shares held by Terence P. Fox & Paula L. Fox Irrevocable Trust 2005, of which Daniel P. Wergin is the executor with full authority to vote and/or dispose of the shares.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Tower Tech's common stock shown as beneficially owned by him.

                            DESCRIPTION OF SECURITIES

The Company's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which there are 35,000,000 issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued or outstanding.

COMMON STOCK

Holders of the shares of the Company's common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of any liquidation, dissolution or winding up, the holders of common stock are entitled to a pro-rata share of all assets remaining after payment in full of all liabilities and preferential payments, if any, to holders of preferred stock. All of the outstanding shares of common stock are fully paid and nonassessable.

PREFERRED STOCK

As amended, the articles of incorporation permit the board of directors, without further shareholder authorization, to issue preferred stock in one or more series and to fix the price and the terms and provisions of each series, including dividend rights and preferences, conversion rights, voting rights, redemption rights, and rights on liquidation, including preferences over the common stock, all of which could adversely affect the rights of the holders of the common stock. Our board of directors has not issued nor established a series of preferred stock.

TRANSFER AGENT

Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, is the transfer agent and registrar for the Company's common stock.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                         AND RELATED STOCKHOLDER MATTERS

The Company's common stock has been listed for quotation on the OTC Bulletin Board since June 6, 2005 under the symbol "BLFT". As of February 7, 2006, it has been listed under the symbol "TWRT." The following table sets forth the range of high and low bid quotations for each fiscal quarter since it began trading in July 2005. These quotations reflect inter-dealer prices without retail mark-up, markdown, or commissions and may not necessarily represent actual transactions.

                                                      Bid Prices (1)
     2005 FISCAL YEAR                       HIGH                         LOW
     ----------------                       ----                         ---
     Quarter ending 9/30/05                $1.01                       $0.07
     Quarter ending 12/31/05               $3.80                       $0.20

     -----------------
     (1) The above prices reflect a 14-for-1 stock dividend declared on August 24, 2005 to our shareholders of record as of September 6, 2005.

As of the date of this filing, there were 13 record holders of the Company's common stock. Since the Company's inception, no cash dividends have been declared on the Company's common stock.


ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 above is incorporated herein by reference. The 25,250,000 shares of Company common stock issued to the shareholders of Tower Tech in connection with the Acquisition were issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the Securities Act"), contained in Section 4(2). The Company relied upon representations, warranties, certifications and agreements of such shareholders, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) of the Securities Act.


ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 above is incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 above is incorporated herein by reference.


ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 above is hereby incorporated herein by reference. The Company filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of February 7, 2006, changing its name from Blackfoot Enterprises, Inc. to Tower Tech Holdings Inc. and increasing the authorized capital stock of the Company to consist of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share (the "Certificate of Amendment"). The Certificate of Amendment is furnished herewith as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS
--------------------------------------------------------------------------------

The disclosure set forth in Item 2.01 above is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------------------------------------------

Exhibits:

REGULATION
S-B NUMBER                            DOCUMENT

   2.1         Share Exchange Agreement by and among Blackfoot Enterprises, Inc.
               and the shareholders of Tower Tech Systems, Inc. and Tower Tech Systems, Inc. dated as of November 7, 2005 (1)

   3.1         Certificate of Amendment to Articles of Incorporation

  99.1 Financial statements of Tower Tech Systems, Inc. at December 31, 2003 and 2004 (audited) and September 30, 2005 (unaudited) and for the year ended December 31, 2004 (audited) and the period from inception (October 17, 2003) through December 31, 2003 (audited) and the nine months ended September 30, 2005 (unaudited) and 2004 (unaudited) and the period from inception (October 17, 2003) to September 30, 2005 (unaudited) (2)

  99.2 Blackfoot Enterprises, Inc. unaudited pro forma combined balance sheet at September 30, 2005, statement of operations for the nine months ended September 30, 2005, and statement of operations for the year ended December 31, 2004 (3)

-------------------
(1) Incorporated by reference to the exhibit to the registrant's Current Report on Form 8-K dated November 18, 2005, filed November 21, 2005.
(2) Incorporated by reference to Appendix C to the registrant's definitive information statement filed January 18, 2006.
(3) Incorporated by reference to Appendix D to the registrant's definitive information statement filed January 18, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TOWER TECH HOLDINGS INC.


February 10, 2006                     By: /s/ CHRISTOPHER C. ALLIE
                                         ---------------------------------------
                                         Christopher C. Allie, President